UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2008
Dana Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-1063 (Commission File Number)	26-1531856 (IRS Employer Identification Number)
4500 Dorr Street, Toledo, Ohio 43615
(Address of principal executive offices) (Zip Code)
(419) 535-4500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-99.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Chief Executive Officer and Vice Chairman
On October 31, 2008, Gary L. Convis was appointed Vice Chairman of Dana Holding Corporation (“Dana”) by the Board of Directors effective January 1, 2009. In connection with his appointment, Mr. Convis informed the Board of Directors of Dana that he would resign as Chief Executive Officer and President of Dana effective January 1, 2009. Mr. Convis will remain a member of the Board of Directors.
In connection with Mr. Convis’ resignation, the Board of Directors appointed John M. Devine as Chairman, Chief Executive Officer and President of Dana effective January 1, 2009.
As previous disclosed, Mr. Devine, 64, had been the Executive Chairman of our Board since January 2008 and was Acting Chief Executive Officer beginning February 2008 to April 2008. Mr. Devine retired from General Motors (GM) in 2006. He was the Vice Chairman and Chief Financial Officer of GM from 2001 to 2006. Prior to joining GM, Mr. Devine served as Chairman and Chief Executive Officer of Fluid Ventures, LLC., an internet start-up investment company. Previously, he spent 32 years at Ford Motor Company, where he last served as Executive Vice President and Chief Financial Officer. Mr. Devine is also a board member of Amerigon Incorporated.
Mr. Devine and Dana entered into an Executive Employment Agreement dated April 16, 2008, as previously disclosed. In connection with his appointment as Chief Executive Officer and President, Dana will execute an amendment to this executive employment agreement extending the term of the executive employment agreement an additional year. Under the terms of the amendment to his executive employment agreement, Mr. Devine will be entitled to:
•	$1,350,000 annual base salary effective January 1, 2009;

•	A one-time cash contract extension award of $1,500,000 payable immediately;

•	A 2009 annual target bonus of one hundred fifty percent (150%) of annual base salary;

•	A grant of options under Dana’s 2008 Omnibus Incentive Plan to purchase 1,000,000 shares of Dana common stock with an exercise price based on the closing stock price on October 31, 2008 which was the date of grant, vesting ratably over a three (3) year period with a post retirement exercise period equal to the shorter of five (5) years or the remaining option term;

•	A grant of 250,000 performance share units under Dana’s 2008 Omnibus Incentive Plan, vesting ratably over a three (3) year period and awarded based on attainment of certain performance goals and targets; and

•	A grant of 250,000 restricted stock units under Dana’s 2008 Omnibus Incentive Plan, vesting ratably over a three (3) year period.

All other terms of Mr. Devine’s executive employment agreement will remain the same. The summary of the amendment to Mr. Devine’s executive employment agreement is qualified in its entirety by reference to the text of the amendment.
Mr. Convis and Dana entered into an Executive Employment Agreement dated April 16, 2008, as previously disclosed. In connection with his appointment as Vice Chairman, Dana will execute an amendment to his executive employment agreement extending the term an additional year. Under the terms of the amendment to his executive employment agreement, Mr. Convis will be entitled to the following:
•	$1,000,000 annual base salary effective January 1, 2009;

•	A one-time cash contract extension award of $750,000 payable immediately;

•	A 2009 annual target bonus of one hundred percent (100%) of his annual base salary;

•	A grant of options under Dana’s 2008 Omnibus Incentive Plan to purchase 300,000 shares of Dana common stock with an exercise price based on the closing stock price on October 31, 2008 which was the date of grant, vesting ratably over a three (3) year period with a post retirement exercise period equal to the shorter of five (5) years or the remaining option term;

•	A grant of 75,000 performance share units under Dana’s 2008 Omnibus Incentive Plan, vesting ratably over a three (3) year period and awarded based on attainment of certain performance goals and targets; and

•	A grant of 75,000 restricted stock units under Dana’s 2008 Omnibus Incentive Plan, vesting ratably over a three (3) year period.
All other terms of Mr. Convis’ executive employment agreement will remain the same. The summary of the amendment to Mr. Convis’ executive employment agreement is qualified in its entirety by reference to the text of the amendment.
Amendment to Chief Administrative Officer Executive Employment Agreement
Dana will execute an amendment to a previously disclosed Executive Employment Agreement dated April 16, 2008 with our Chief Administrative Officer, Robert H. Marcin. Under the terms of the amendment to his executive employment agreement, Mr. Marcin will be entitled to the following:
•	$540,000 annual base salary effective January 1, 2009;

•	A 2009 annual target bonus of seventy-five percent (75%) of his annual base salary;

•	A grant of options under Dana’s 2008 Omnibus Incentive Plan to purchase 125,000 shares of Dana common stock with an exercise price based on the closing stock price on October 31, 2008 which was the date of grant, vesting ratably over a three (3) year period with a post retirement exercise period equal to the shorter of five (5) years or the remaining option term;

•	A grant of 31,250 performance share units under Dana’s 2008 Omnibus Incentive Plan, vesting ratably over a three (3) year period and awarded based on attainment of certain performance goals and targets; and

•	A grant of 31,250 restricted stock units under Dana’s 2008 Omnibus Incentive Plan, vesting ratably over a three (3) year period.
All other terms of Mr. Marcin’s executive employment agreement will remain the same. The summary of the amendment to Mr. Marcin’s executive employment agreement is qualified in its entirety by reference to the text of the amendment.
Item 8.01 Other Events.
On November 3, 2008, Dana issued a press release in connection with the officer appointments by the Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits. The following exhibit is furnished with this report.

Exhibit No.	Description

99.1	Dana Holding Corporation Press Release dated November 3, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA HOLDING CORPORATION
Date: November 3, 2008	By:	/s/ Marc S. Levin
	Name:	Marc S. Levin
	Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Dana Holding Corporation Press Release dated November 3, 2008